                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each officer and director of Cambrex Corporation, a Delaware corporation, whose signature appears below constitutes and appoints Cyril C. Baldwin, Jr., James A. Mack, and Douglas H. MacMillan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Annual Reports on Form 10-K which said Cambrex Corporation may be required to file pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF each of the undersigned has executed this instrument as of the 28th day of January 1999.

/s/ JAMES A. MACK                                    /s/ LEON J. HENDRIX
----------------------------------------------       ----------------------------------------------
James A. Mack                                        Leon J. Hendrix
President, Chief Executive Officer                   Director
Chairman of the Board
                                                     /s/ ILAN KAUFTHAL
/s/ DOUGLAS H. MACMILLAN                             ----------------------------------------------
----------------------------------------------       Ilan Kaufthal
Douglas H. MacMillan                                 Director
Executive Vice President -- Finance and
Chief Financial Officer                              /s/ WILLIAM KORB
(Principal Financial Officer and Accounting          ----------------------------------------------
Officer)                                             William Korb
                                                     Director
/s/ ROSINA B. DIXON
----------------------------------------------       /s/ ROBERT LEBUHN
Rosina B. Dixon, M.D.                                ----------------------------------------------
Director                                             Robert LeBuhn
                                                     Director
/s/ GEORGE J.W. GOODMAN
----------------------------------------------       /s/ JOHN R. MILLER
George J.W. Goodman                                  ----------------------------------------------
Director                                             John R. Miller
                                                     Director
/s/ ROY W. HALEY
----------------------------------------------       /s/ DEAN P. PHYPERS
Roy W. Haley                                         ----------------------------------------------
Director                                             Dean P. Phypers
                                                     Director
/s/ KATHRYN RUDIE HARRIGAN, PHD
----------------------------------------------
Kathryn Rudie Harrigan, PhD
Director

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